Exhibit 10.14

MASTER STRUCTURING AGREEMENT

THIS MASTER STRUCTURING AGREEMENT (this “Agreement”), dated as of [●], 2019, is entered into by and among:

(1)     (i) Thoma Bravo Partners X, L.P., a Delaware limited partnership (“TB X GP”), and (ii) Thoma Bravo Partners XI, L.P., a Delaware limited partnership (“TB XI GP”);

(2)    (i) Thoma Bravo Fund X, L.P., a Delaware limited partnership (“TB Fund X”), (ii) Thoma Bravo Fund X-A, L.P., a Delaware limited partnership (“TB Fund X-A”), (iii) Thoma Bravo Special Opportunities Fund I, L.P., a Delaware limited partnership (“TB SOF”), (iv) Thoma Bravo Special Opportunities Fund I AIV, L.P., a Delaware limited partnership (“TB SOF AIV”), (v) Thoma Bravo Fund XI, L.P., a Delaware limited partnership (“TB Fund XI”), (vi) Thoma Bravo Fund XI-A, L.P., a Delaware limited partnership (“TB Fund XI-A”), (vii) Thoma Bravo Executive Fund XI, L.P., a Delaware limited partnership (together with TB Fund X, TB Fund X-A, TB SOF, TB SOF AIV, TB Fund XI and TB Fund XI-A, the “TB Funds”);

(3)     (i) Dynatrace Blocker I, LLC (formerly known as TB X-A Cu Blocker A, LLC), a Delaware limited liability company (“Dynatrace Blocker I”), (ii) Dynatrace Blocker II, LLC (formerly known as TB X-A Cu Blocker B, LLC), a Delaware limited liability company (“Dynatrace Blocker II”), (iii) Dynatrace Blocker III, LLC (formerly known as TB SOF Cu Blocker A, LLC), a Delaware limited liability company (“Dynatrace Blocker III”), (iv) Dynatrace Blocker IV, LLC (formerly known as TB SOF Cu Blocker B, LLC), a Delaware limited liability company (“Dynatrace Blocker IV”), (v) Dynatrace Blocker V, LLC (formerly known as TB XI-A Cu Blocker B, LLC), a Delaware limited liability company (“Dynatrace Blocker V” and, collectively with all of the foregoing described in clauses (i) through (iv) of this paragraph (3), the “TB Blockers”);

(4)     (i) TB X-A Cu Splitter A, L.P., a Delaware limited partnership (“TB X-A Splitter A”), (ii) TB X-A Cu Splitter B, L.P., a Delaware limited partnership (“TB X-A Splitter B”), (iii) TB SOF Cu Splitter A, L.P., a Delaware limited partnership (“TB SOF Splitter A”), (iv) TB SOF Cu Splitter B, L.P., a Delaware limited partnership (“TB SOF Splitter B”), (v) TB XI-A Cu Splitter A, L.P., a Delaware limited partnership (“TB XI-A Splitter A”), (vi) TB XI-A Cu Splitter B, L.P., a Delaware limited partnership (“TB XI-A Splitter B”);

(5)     Dynatrace Holdings LLC (formerly known as TB XI-A Cu Blocker A, LLC), a Delaware limited liability company (“IPOCo”);

(6)     Compuware Parent, LLC, a Delaware limited liability company (“Compuware Parent”);

(7)     (i) Compuware Software Group LLC, a Delaware limited liability company (“Compuware Software Group”), (ii) Compuware Software Intermediate LLC, a Delaware limited liability company (“Compuware Software Intermediate”), (iii) Compuware Corporation, a Michigan corporation (“Compuware Corporation”);

(8)     Dynatrace Holding Corp. (formerly known as Compuware Holding Corp.), a Delaware corporation (“Dynatrace Holding Corp”);

(9)     Dynatrace Management Blocker, LLC (formerly known as Compuware Management Blocker, Inc.), a Delaware corporation (“Dynatrace Management Blocker”);

(10)     Dynatrace Blocker VI, LLC, a Delaware limited liability company (“Dynatrace Blocker VI”); and

(11)    Dynatrace Merger Sub, LLC, a Delaware limited liability company (“Compuware Parent MergeCo”).

Each of the foregoing parties hereto is referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on July 18, 2019 and pursuant to that certain Agreement and Plan of Merger, dated as of July 18, 2019, by and between Compuware Holdings, LLC, a Delaware limited liability company (“Compuware Holdings”), and Compuware Intermediate Holdings, LLC, a Delaware limited liability company (“Compuware Intermediate”), and attached hereto as Exhibit A, Compuware Holdings merged with and into Compuware Intermediate, with Compuware Intermediate continuing as the surviving company (the “Upstream Merger Into Compuware Intermediate”);

WHEREAS, following the Upstream Merger Into Compuware Intermediate and on July 18, 2019, and pursuant to that certain Agreement and Plan of Merger, dated as of July 18, 2019, by and between Compuware Intermediate and Compuware Parent and attached hereto as Exhibit B, Compuware Intermediate merged with and into Compuware Parent, with Compuware Parent continuing as the surviving company (such transaction, together with the Upstream Merger Into Compuware Intermediate, the “Upstream Mergers”);

WHEREAS, on July [●], 2019, Dynatrace Management Blocker contributed, conveyed, assigned and transferred 100% of its assets (including all equity interests in Compuware Parent held by Dyantrace Management Blocker) and liabilities to Dynatrace Blocker VI (such contribution, the “Contribution from Dynatrace Management Blocker”) and, as part of the same plan of reorganization as the Contribution from Dynatrace Management Blocker, converted from a Delaware corporation into a Delaware limited liability company with the name “Dynatrace Management Blocker, LLC”;

WHEREAS, on July [●], 2019, Dynatrace Holding Corp consummated a recapitalization whereby (i) Dynatrace Holding Corp amended and restated its certificate of incorporation to authorize and provide for the issuance of Class A Common Shares, par value $0.001 per share (the “Class A Common Shares”), Class B Common Shares, par value $0.001 per share (the “Class B Common Shares”) and Class S Common Shares, par value $0.001 per share (the “Class S Common Shares”) (ii) all of the 1,000 Class A Common Shares held by Compuware Parent (representing 100% of the Class A Common Shares then held by Compuware Parent) were reclassified and converted into [            ] Class A Common Shares in Dynatrace Holding Corp and [            ] Class B Common Shares in Dynatrace Holding Corp and (iii) Dynatrace Holding Corp effectuated a reverse stock split whereby the 245.330 Class S Common Shares issued and outstanding prior to such reverse stock split became 243.839 Class S Common Shares following such reverse stock split;

WHEREAS, on the date hereof, (a) TB X GP desires to contribute all of its equity interests in (i) TB X-A Splitter A and TB X-A Splitter B to TB Fund X-A, and (ii) TB SOF Splitter A and TB SOF Splitter B to TB SOF and (b) TB XI GP desires to contribute all of its equity interests in TB XI-A Splitter A and TB XI-A Splitter B to TB Fund XI-A (such contributions, collectively, the “TB GP Contribution of Splitters”);

WHEREAS, immediately following the TB GP Contribution of Splitters, (a) TB Fund X-A desires to contribute its equity interests in (i) TB X-A Splitter A to Dynatrace Blocker I and (ii) TB X-A Splitter B to Dynatrace Blocker II, (b) TB SOF desires to contribute its equity interests in (i) TB SOF Splitter A to Dynatrace Blocker III and (ii) TB SOF Splitter B to Dynatrace Blocker IV, and (c) TB Fund XI-A desires to contribute its equity interests in (i) TB XI-A Splitter A to IPOCo and (ii) TB XI-A Splitter B to Dynatrace Blocker V (such contributions, collectively, the “TB Fund Contribution of Splitters”);

WHEREAS, subject to the terms and conditions set forth in that certain Contribution and Exchange Agreement attached hereto as Exhibit C (the “Contribution and Exchange Agreement”), each of the TB Funds and Dynatrace Management Blocker desires to contribute all of the equity interests of Compuware Parent held by such entity (if any) and all of the equity interests of any TB Blocker or Dynatrace Blocker VI (as applicable) held by such entity (if any) to IPOCo in exchange for Class A Units, Class B-1 Units and/or Class B-2 Units of IPOCo as set forth in the Contribution and Exchange Agreement (the “Contribution of Equity Interests to IPOCo”);

WHEREAS, immediately following the Contribution of Equity Interests to IPOCo, subject to the conditions set forth in that certain Agreement and Plan of Merger attached hereto as Exhibit D (the “First Compuware Parent Merger Agreement”), Compuware Parent MergeCo desires to merge with and into Compuware Parent (the “First Compuware Parent Merger”), with Compuware Parent continuing on as the surviving company following such merger;

WHEREAS, effective as of 8:00 A.M. New York City time on [●], 2019 (the “Pricing Date”), Compuware Parent desires to distribute (i) all of the Class S Common Shares of Dynatrace Holding Corp to Dynatrace Blocker I, Dynatrace Blocker II, Dynatrace Blocker III, Dynatrace Blocker IV, IPOCo and Dynatrace Blocker VI, (ii) all of the Class A Common Shares of Dynatrace Holding Corp to Dynatrace Blocker I, Dynatrace Blocker II, Dynatrace Blocker III, Dynatrace Blocker IV, Dynatrace Blocker V, and Dynatrace Blocker VI and (iii) all of the Class B Common Shares of Dynatrace Holding Corp to IPOCo (collectively, the “Distribution of Dynatrace Holding Corp Shares”);

WHEREAS, immediately following the Distribution of Dynatrace Holding Corp Shares, subject to the conditions set forth in that certain Agreement and Plan of Merger attached hereto as Exhibit E (the “Second Compuware Parent Merger Agreement”), Compuware Parent desires to merge with and into Dynatrace Holding Corp (the “Second Compuware Parent Merger”) with Dynatrace Holding Corp continuing on as the surviving company following such merger;

WHEREAS, immediately following the Second Compuware Parent Merger, Compuware Corporation desires to pay (including by way of direct or indirect transfer or distribution) $[            ] to Dynatrace Holding Corp (or its designee) by wire transfer of immediately available funds (the “Compuware Tax Reimbursement”);

WHEREAS, immediately following the Second Compuware Merger and substantially concurrently with the Compuware Tax Reimbursement, (a) Compuware Corporation desires to distribute the full amount of all intercompany receivables owed to Compuware Corporation by Dynatrace Holding Corp (including pursuant to that certain Intercompany Subordinated Demand Promissory Note, dated April 1, 2015, as amended from time to time) (collectively, the “Compuware Receivables”), to Compuware Software Intermediate, (b) Compuware Software Intermediate, in turn, desires to distribute the Compuware Receivables to Compuware Software Group, and (c) Compuware Software Group, in turn, desires to distribute the Compuware Receivables to Dynatrace Holding Corp (such distributions collectively, the “Distribution of Compuware Intercompany Receivable”);

WHEREAS, immediately following the Compuware Tax Reimbursement and the Distribution of Compuware Intercompany Receivable, Dynatrace Holding Corp desires to distribute all of its right, title and interest in and to the equity interests of Compuware Software Group (consisting of common units of Compuware Software Group) to IPOCo, in partial redemption of Dynatrace Holding Corp’s Class B Shares owned by IPOCo (the “Distribution of Compuware Software Group”);

WHEREAS, immediately following the Distribution of Compuware Software Group, IPOCo desires to distribute out all of its equity interests in Compuware Software Group to the holders of IPOCo’s Class B-1 units and Class B-2 units, in full and complete redemption of all Class B-1 units and Class B-2 units of IPOCo (the “Mainframe Spin”);

WHEREAS, immediately following the Mainframe Spin, IPOCo desires to convert from a Delaware limited liability company into a Delaware corporation with the name “Dynatrace, Inc.”;

WHEREAS, the legal structure chart of Compuware Parent and certain of its subsidiaries and affiliates as of the date hereof immediately prior to the consummation of the transactions contemplated by this Agreement to occur on the date hereof is attached hereto as Schedule I; and

WHEREAS, following the consummation of all of the transactions contemplated by this Agreement, the legal structure of the Parties and certain of their subsidiaries and affiliates is intended to reflect the structure chart attached hereto as Schedule II.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    Pre-Mainframe Spin Structuring Transactions (to be Effective on the Date of this Agreement). On the date hereof, subject to the terms and conditions herein, the following transactions will be consummated in the following order:

(a)    TB X GP and TB XI GP hereby consummate the TB GP Contribution of Splitters as follows:

(i)    TB X GP hereby contributes, conveys, assigns, transfers and delivers all of its right, title and interest in and to all equity interests in (A) TB X-A Splitter A and TB X-A Splitter B to TB Fund X-A, and (B) TB SOF Splitter A and TB SOF Splitter B to TB SOF;

(ii)    TB XI GP hereby contributes, conveys, assigns, transfers, and delivers all of its right, title and interest in and to all equity interests in TB XI-A Splitter A and TB XI-A Splitter B to TB Fund XI-A; and

(iii)    each of TB Fund X-A, TB SOF and TB Fund XI-A, respectively, hereby accepts and assumes such contribution, as applicable.

(b)    Immediately following the consummation of the transactions contemplated by Section 1(a), the relevant Parties hereby consummate the TB Fund Contribution of Splitters as follows:

(i)    TB Fund X-A hereby contributes, conveys, assigns, transfers and delivers all of its right, title and interest in and to all equity interests in (A) TB X-A Splitter A to Dynatrace Blocker I and (B) TB X-A Splitter B to Dynatrace Blocker II;

(ii)    TB SOF hereby contributes, conveys, assigns, transfers and delivers all of its right, title and interest in and to all equity interests in (A) TB SOF Splitter A to Dynatrace Blocker III and (B) TB SOF Splitter B to Dynatrace Blocker IV;

(iii)    TB Fund XI-A hereby contributes, conveys, assigns, transfers and delivers all of its right, title and interest in and to all equity interests in (A) TB XI-A Splitter A to IPOCo and (B) TB XI-A Splitter B to Dynatrace Blocker V; and

(iv)    each of Dynatrace Blocker I, Dynatrace Blocker II, Dynatrace Blocker III, Dynatrace Blocker IV, IPOCo and Dynatrace Blocker V hereby accepts and assumes each such contribution, as applicable.

(c)    Immediately following the consummation of the transactions contemplated by Section 1(b) each of the TB Funds, Dynatrace Management Blocker and IPOCo hereby consummates the Contribution of Equity Interests to IPOCo in accordance with the Contribution and Exchange Agreement.

(d)    Immediately following the consummation of the transactions contemplated by Section 1(c), Compuware Parent MergeCo and Compuware Parent shall consummate the First Compuware Parent Merger, in accordance with and pursuant to the terms of the First Compuware Parent Merger Agreement, by filing a Certificate of Merger with the Secretary of State of the State of Delaware in the form attached hereto as Exhibit F. In connection with the First Compuware Parent Merger, the separate existence of Compuware Parent MergeCo shall cease and Compuware Parent shall continue on as the surviving company.

(e)    Immediately following the consummation of the transactions contemplated by Section 1(d), Dynatrace Management Blocker hereby liquidates by filing a Certificate of Cancellation in the form of Exhibit G with the Secretary of State of the State of Delaware, in accordance with that certain Plan of Liquidation and Dissolution attached hereto as Exhibit H and in connection with such liquidation hereby distributes all of its assets (including its equity interests in IPOCo) to its equityholders.

2.    Pre-Mainframe Spin Structuring Transactions (to be Effective on the Pricing Date). On the Pricing Date, subject to the terms and conditions herein (including the completion of the transactions set forth in Section 1 hereof), the following transactions will be consummated in the following order:

(a)    Effective as of 8:00 A.M. New York City time on the Pricing Date, Compuware Parent hereby distributes:

(i)    all of its right, title and interest in and to the Class S Common Shares to Dynatrace Blocker I, Dynatrace Blocker II, Dynatrace Blocker III, Dynatrace Blocker IV, IPOCo and Dynatrace Blocker VI, with each such entity receiving the number of Class S Common Shares set forth opposite its name below:

Entity	Number of Class S Common Shares
Dynatrace Blocker I
Dynatrace Blocker II
Dynatrace Blocker III
Dynatrace Blocker IV
IPOCo
Dynatrace Blocker VI

(ii)    all of its right, title and interest in and to the Class A Common Shares to Dynatrace Blocker I, Dynatrace Blocker II, Dynatrace Blocker III, Dynatrace Blocker IV, Dynatrace Blocker V and Dynatrace Blocker VI, with each such entity receiving the number of Class A Common Shares set forth opposite its name below:

Entity	Number of Class A Common Shares
Dynatrace Blocker I
Dynatrace Blocker II
Dynatrace Blocker III
Dynatrace Blocker IV
Dynatrace Blocker V
Dynatrace Blocker VI

(iii)    all of its right, title and interest in and to the Class B Common Shares to IPOCo.

Each of Dynatrace Blocker I, Dynatrace Blocker II, Dynatrace Blocker III, Dynatrace Blocker IV, IPOCo, Dynatrace Blocker V and Dynatrace Blocker VI each hereby accepts such distribution.

(b)    Immediately following the consummation of the transactions contemplated by Section 2(a), Compuware Parent and Dynatrace Holding Corp shall consummate the Second Compuware Parent Merger, in accordance with and pursuant to the terms of the Second Compuware Parent Merger Agreement, by filing a Certificate of Merger with the Secretary of State of the State of Delaware in the form attached hereto as Exhibit I. In connection with the Second Compuware Parent Merger, the separate existence of Compuware Parent shall cease and Dynatrace Holding Corp shall continue on as the surviving company.

(c)    Immediately following the consummation of the transactions contemplated by Section 2(b), (i) Compuware Corporation shall pay (including by way of direct or indirect transfer or distribution) the Compuware Tax Reimbursement to Dynatrace Holding Corp (or its designee). Promptly following receipt of the Compuware Tax Reimbursement, and in any event not later than September 30, 2019, Dynatrace Holding Corp shall, or shall cause its applicable designee to, pay an amount equal to the Compuware Tax Reimbursement to the applicable taxing authorities and (ii) Compuware Corporation, Dynatrace Holding Corp, Compuware Software Group and Compuware Software Intermediate will consummate the Distribution of Compuware Intercompany Receivable. Following the consummation of the Distribution of Compuware Intercompany Receivable, the Compuware Receivables shall automatically be cancelled, discharged and extinguished in full.

(d)    Immediately following the consummation of the transactions contemplated by Section 2(c), Dynatrace Holding Corp and IPOCo hereby consummate the Distribution of Compuware Software Group. .

3.    Mainframe Spin Transactions. Immediately following the consummation of the transactions contemplated by Section 2(d), IPOCo hereby consummates the Mainframe Spin by distributing (a) all of its right, title and interest in and to the Preferred Units of Compuware Software Group to the holders of IPOCo’s Class B-1 units, on a 1:1 basis, in full and complete redemption of IPOCo’s Class B-1 units, in accordance with IPOCo’s Second Amended and Restated Limited Liability Company Agreement, dated as of [●], 2019 (the “IPOCo LLC Agreement”), and (b) all of its right, title and interest in and to the Common Units of Compuware Software Group to the holders of IPOCo’s Class B-2 units, on a 1:1 basis, in full and complete redemption of IPOCo’s Class B-2 units, in accordance with the IPOCo LLC Agreement. In connection therewith, IPOCo hereby irrevocably redeems all of its Class B-1 units and Class B-2 units as set forth above. Automatically upon such redemption, the Class B-1 units and Class B-2 units of IPOCo shall be deemed to be no longer outstanding, and the previous holders thereof shall have no rights and IPOCo shall have no obligations with respect to such units. Any Preferred Unit of Compuware Software Group distributed in connection with the Mainframe Spin shall, as of the time of its issuance, have an aggregate Preferred Unpaid Yield (as defined in the Mainframe LLC Agreement) equal to the Class B-1 Unpaid Yield accrued with respect to the Class B-1 Unit of IPOCo redeemed by such distribution. Immediately upon receipt of Compuware Software Group’s Preferred Units and Common Units, each holder thereof shall automatically (without any further action on the part of such holder or any other person) become a member of Compuware Software Group and a party to the Amended and Restated Limited Liability Company Agreement of Compuware Software Group, dated as of [●], 2019, attached hereto as Exhibit J (the “Mainframe LLC Agreement”), and shall be bound by all of the terms, conditions and obligations set forth in the Mainframe LLC Agreement. Subject to the prior consummation of the transactions contemplated by Section 1, the transactions set forth in this Section 3 shall be deemed effective upon the earlier of (i) [●] P.M. New York City time, on the Pricing Date and (ii) immediately prior to the conversion contemplated by Section 4. In connection with the Mainframe Spin, IPCO and Compuware Software Group anticipate entering into that certain Tax Matters Agreement, by and between IPOCo and Compuware Software Group.

4.    Conversion of IPOCo. Immediately following the consummation of the transactions contemplated by Section 3, IPOCo shall convert from a Delaware limited liability company into a Delaware corporation with the name “Dynatrace, Inc.” by filing a Certificate of Conversion in the form of Exhibit K with the Secretary of State of the State of Delaware.

5.    Structuring Intentions. Notwithstanding anything in this Agreement to the contrary, it is the desire of the Parties to effectuate the transactions contemplated by this Agreement, and certain other transactions occurring prior to the date of this Agreement, in accordance with the steps reflected in Exhibit L attached hereto. Therefore, in the event of any ambiguity or conflict in this Agreement or any of the exhibits or schedules attached hereto, it is the intent of the Parties that such ambiguity or conflict be resolved in such a manner that gives effect to the steps reflected in Exhibit L attached hereto, including the final legal entity structures of Compuware Software Group and IPOCo and their respective subsidiaries.

6.    Waiver of Requirements. Each of the Parties hereby irrevocably waives any claim that the execution or consummation of any of the transactions effected pursuant to this Agreement violate or are prevented by any provision of such Party’s governing documents, including any limited liability company agreement, operating agreement, bylaws, or other similar governing document (including any provision that may purport to require any member or owner of such Party to offer such Party’s securities to any other person before transferring ownership of such securities).

7.    Exhibits. Each of the exhibits hereto, upon execution and/or filing with any relevant filing or regulatory authority, shall be appended to this Agreement as the final and definitive forms of such Exhibit.

8.    Flow of Funds. The Parties acknowledge that for the convenience of all the parties referenced herein and to expedite the consummation of the foregoing transactions, any transfers of funds contemplated by such transactions may be accomplished by the wire transfer of immediately available funds to the ultimate recipient thereof, without the need for any intermediary wire or other transfers of funds.

9.    Adjustments. In the event that the Compuware Software Group and IPOCo reasonably determine following the date hereof that any of the dollar amounts or figures set forth herein should be adjusted, amended or revised in order to account for or reflect the finally determined and agreed upon allocations or values of the cash or equity contributions and/or transactions described herein, this Agreement and any of the exhibits or schedules hereto may be so amended, modified or revised by Compuware Software Group and IPOCo without the consent or approval of any of the other Parties in order to reflect such final allocations or values, it being the intent of the Parties that any such amendments, modifications or revisions shall be effective as of the date hereof; provided that notwithstanding the foregoing, the parties acknowledge and agree that the Compuware Tax Reimbursement is intended to be a fixed dollar figure, and in no event shall the Compuware Tax Reimbursement be adjusted, amended or revised in order to account for or reflect any finally determined and/or agreed upon allocations or values.

10.    Remedies. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached by the Parties. It is accordingly agreed that any of the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any of the Parties and to enforce specifically the terms and provisions hereof in any court having jurisdiction, this being in addition to any other remedy to which the Parties are entitled at law or in equity.

11.    Consent to Jurisdiction; Service of Process. Each of the Parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other Party or its successors or assigns shall be brought and determined only in the Delaware Chancery Court and any state court sitting in the State of Delaware to which an appeal from the Delaware Chancery Court may be validly taken, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein, and no Party will file a motion to dismiss any action filed in a state or federal court in the State of Delaware, on any jurisdictional or venue-related grounds, including the doctrine of forum non conveniens. Process in any action or proceeding referred to in the first sentence of this Section 11 may be served on any Party anywhere in the world.

12.    Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the Schedules and the Exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

13.    MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN STATUTE, CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

14.    Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any such Party. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof. Each defined term used in this Agreement shall have a comparable meaning when used in its plural or singular form. The use of the word “including” herein shall mean “including without limitation” and, unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive.

15.    Entire Agreement. This Agreement and the agreements, certificates and other instruments referred to or attached herein and therein, including the TMA, contain the complete agreement between the Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way.

16.    Amendments and Waiver. Except as set forth in Section 9 or as necessary to give effect to Section 5, this Agreement or any term hereof may be changed, waived, discharged or terminated only by an agreement in writing signed by the Party against which such change, waiver, discharge or termination is sought to be enforced.

17.    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

18.    Further Assurances. The Parties acknowledge that the purpose of this Agreement and the transactions contemplated hereby is to effectuate the transactions contemplated herein. To that end, each Party shall, in its sole expense, execute and deliver such further agreements, certificates, forms, elections, filings and instruments of conveyance and transfer and take such additional action as any other Party may reasonably request to effect, consummate, confirm or evidence the transactions contemplated herein.

19.    Counterparts; Electronic Delivery. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party or thereto shall re-execute the original form of this Agreement (i.e. the form fully-executed by all of the Parties) and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

20.    Place of Execution. Notwithstanding anything herein to the contrary and unless otherwise required by applicable law, this Agreement and all attachments hereto shall, for all purposes, be deemed to have been executed in Lexington, Massachusetts on the date hereof.

21.    Termination. This Agreement may be terminated at any time in the sole discretion of TB X GP and TB XI GP, and any transactions contemplated hereby that have not been consummated shall be null and void and shall not be effectuated thereafter; provided that, any such termination shall have no effect on any transactions consummated prior to such termination.

*            *             *            *            *

IN WITNESS WHEREOF, the undersigned have caused this Master Structuring Agreement to be duly executed as of the date first written above.

THOMA BRAVO PARTNERS X, L.P.

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Its:

THOMA BRAVO PARTNERS XI, L.P.

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Its:

THOMA BRAVO FUND X, L.P.

By:	Thoma Bravo Partners X, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Its:

THOMA BRAVO FUND X-A, L.P.

By:	Thoma Bravo Partners X, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Its:

Signature Page to Master Structuring Agreement

THOMA BRAVO SPECIAL OPPORTUNITIES FUND I, L.P.

By:	Thoma Bravo Partners X, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Its:

THOMA BRAVO SPECIAL OPPORTUNITIES FUND I AIV, L.P.

By:	Thoma Bravo Partners X, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Its:

THOMA BRAVO FUND XI, L.P.

By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Its:

THOMA BRAVO FUND XI-A, L.P.

By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

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Signature Page to Master Structuring Agreement

THOMA BRAVO EXECUTIVE FUND XI, L.P.

By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:
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Its:

Signature Page to Master Structuring Agreement

DYNATRACE BLOCKER I, LLC

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DYNATRACE BLOCKER II, LLC

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DYNATRACE BLOCKER III, LLC

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DYNATRACE BLOCKER IV, LLC

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DYNATRACE BLOCKER V, LLC

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DYNATRACE BLOCKER VI, LLC

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Signature Page to Master Structuring Agreement

TB X-A CU SPLITTER A, L.P.

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TB X-A CU SPLITTER B, L.P.

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TB SOF CU SPLITTER A, L.P.

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TB SOF CU SPLITTER B, L.P.

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TB XI-A CU SPLITTER A, L.P.

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TB XI-A CU SPLITTER B, L.P.

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Signature Page to Master Structuring Agreement

COMPUWARE PARENT, LLC

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COMPUWARE SOFTWARE GROUP LLC

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COMPUWARE SOFTWARE INTERMEDIATE LLC

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COMPUWARE CORPORATION

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Signature Page to Master Structuring Agreement

DYNATRACE HOLDING CORP.

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DYNATRACE MANAGEMENT BLOCKER, LLC

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DYNATRACE MERGER SUB, LLC

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Signature Page to Master Structuring Agreement